Exhibit 99.2

Fourth Quarter and Full Year 2023 Earnings Results

Stifel Financial Corp. Quarterly Financial Supplement | Fourth Quarter and Full Year 2023 Earnings Release	Page 1 of 18

Consolidated Financial Highlights

	Three Months Ended					Year Ended
(Unaudited, 000s, except per share information)	12/31/2023	12/31/2022	% Change	9/30/2023	% Change	12/31/2023	12/31/2022	% Change
Net revenues	$1,146,379	$1,121,647	2.2%	$1,045,051	9.7%	$4,348,944	$4,391,439	(1.0%)
Net income	$162,484	$176,621	(8.0%)	$68,161	138.4%	$522,536	$662,155	(21.1%)
Preferred dividends	9,320	9,320	0.0%	9,321	(0.0%)	37,281	37,281	0.0%

Net income available to common shareholders	$153,164	$167,301	(8.5%)	$58,840	160.3%	$485,255	$624,874	(22.3%)
Earnings per diluted common share	$1.46	$1.51	(3.3%)	$0.60	143.3%	$4.61	$5.63	(18.1%)
Earnings per diluted common share available to common shareholders	$1.38	$1.43	(3.5%)	$0.52	165.4%	$4.28	$5.32	(19.5%)
Non-GAAP financial summary (1):
Net revenues	$1,146,419	$1,121,643	2.2%	$1,045,028	9.7%	$4,348,958	$4,391,490	(1.0%)
Net income	$175,907	$194,195	(9.4%)	$76,734	129.2%	$568,805	$712,352	(20.2%)
Preferred dividends	9,320	9,320	0.0%	9,321	(0.0%)	37,281	37,281	0.0%

Net income available to common shareholders	$166,587	184,875	(9.9%)	67,413	147.1%	531,524	675,071	(21.3%)
Earnings per diluted common share	$1.58	$1.66	(4.8%)	$0.68	132.4%	$5.01	$6.06	(17.3%)
Earnings per diluted common share available to common shareholders	$1.50	$1.58	(5.1%)	$0.60	150.0%	$4.68	$5.74	(18.5%)

Weighted average number of common shares outstanding:
Basic	103,934	108,344	(4.1%)	106,068	(2.0%)	106,661	108,848	(2.0%)
Diluted	111,330	117,223	(5.0%)	113,195	(1.6%)	113,453	117,540	(3.5%)
Period end common shares outstanding	101,062	105,348	(4.1%)	103,120	(2.0%)	101,062	105,348	(4.1%)
Cash dividends declared per common share	$0.36	$0.30	20.0%	$0.36	0.0%	$1.44	$1.20	20.0%

Stifel Financial Corp. Quarterly Financial Supplement | Fourth Quarter and Full Year 2023 Earnings Release	Page 2 of 18

GAAP Consolidated Results of Operations

	Three Months Ended					Year Ended
(Unaudited, 000s, except per share information)	12/31/2023	12/31/2022	% Change	9/30/2023	% Change	12/31/2023	12/31/2022	% Change
Revenues:
Commissions	$173,614	$168,945	2.8%	$165,075	5.2%	$673,597	$710,589	(5.2%)
Principal transactions	154,377	125,781	22.7%	114,841	34.4%	490,440	529,033	(7.3%)

Transactional revenues	327,991	294,726	11.3%	279,916	17.2%	1,164,037	1,239,622	(6.1%)
Capital raising	76,286	56,771	34.4%	49,615	53.8%	265,667	256,862	3.4%
Advisory	129,378	166,935	(22.5%)	97,272	33.0%	465,588	714,623	(34.8%)

Investment banking	205,664	223,706	(8.1%)	146,887	40.0%	731,255	971,485	(24.7%)
Asset management	330,536	289,462	14.2%	333,127	(0.8%)	1,299,496	1,262,919	2.9%
Other income	9,687	11,862	(18.3%)	459	nm	8,747	19,685	(55.6%)

Operating revenues	873,878	819,756	6.6%	760,389	14.9%	3,203,535	3,493,711	(8.3%)
Interest revenue	516,213	416,731	23.9%	505,198	2.2%	1,955,745	1,099,115	77.9%

Total revenues	1,390,091	1,236,487	12.4%	1,265,587	9.8%	5,159,280	4,592,826	12.3%
Interest expense	243,712	114,840	112.2%	220,536	10.5%	810,336	201,387	302.4%

Net revenues	1,146,379	1,121,647	2.2%	1,045,051	9.7%	4,348,944	4,391,439	(1.0%)

Non-interest expenses:
Compensation and benefits	674,437	647,962	4.1%	613,287	10.0%	2,554,581	2,586,232	(1.2%)
Occupancy and equipment rental	88,182	80,740	9.2%	84,396	4.5%	339,322	313,247	8.3%
Communication and office supplies	47,332	45,209	4.7%	46,215	2.4%	184,652	175,135	5.4%
Commissions and floor brokerage	15,379	13,183	16.7%	14,413	6.7%	58,344	57,752	1.0%
Provision for credit losses	2,263	6,028	(62.5%)	9,992	(77.4%)	24,999	33,506	(25.4%)
Other operating expenses	112,791	94,828	18.9%	167,319	(32.6%)	480,354	340,451	41.1%

Total non-interest expenses	940,384	887,950	5.9%	935,622	0.5%	3,642,252	3,506,323	3.9%
Income before income taxes	205,995	233,697	(11.9%)	109,429	88.2%	706,692	885,116	(20.2%)
Provision for income taxes	43,511	57,076	(23.8%)	41,268	5.4%	184,156	222,961	(17.4%)

Net income	162,484	176,621	(8.0%)	68,161	138.4%	522,536	662,155	(21.1%)
Preferred dividends	9,320	9,320	0.0%	9,321	(0.0%)	37,281	37,281	0.0%

Net income available to common shareholders	$153,164	$167,301	(8.5%)	$58,840	160.3%	$485,255	$624,874	(22.3%)

Earnings per common share:
Basic	$1.47	$1.54	(4.5%)	$0.55	167.3%	$4.55	$5.74	(20.7%)
Diluted	$1.38	$1.43	(3.5%)	$0.52	165.4%	$4.28	$5.32	(19.5%)
Weighted average number of common shares outstanding:
Basic	103,934	108,344	(4.1%)	106,068	(2.0%)	106,661	108,848	(2.0%)
Diluted	111,330	117,223	(5.0%)	113,195	(1.6%)	113,453	117,540	(3.5%)
Cash dividends declared per common share	$0.36	$0.30	20.0%	$0.36	0.0%	$1.44	$1.20	20.0%

Stifel Financial Corp. Quarterly Financial Supplement | Fourth Quarter and Full Year 2023 Earnings Release	Page 3 of 18

Non-GAAP Consolidated Results of Operations (1)

	Three Months Ended					Year Ended
(Unaudited, 000s, except per share information)	12/31/2023	12/31/2022	% Change	9/30/2023	% Change	12/31/2023	12/31/2022	% Change
Revenues:
Commissions	$173,614	$168,945	2.8%	$165,075	5.2%	$673,597	$710,589	(5.2%)
Principal transactions	154,377	125,781	22.7%	114,841	34.4%	490,440	529,033	(7.3%)

Transactional revenues	327,991	294,726	11.3%	279,916	17.2%	1,164,037	1,239,622	(6.1%)
Capital raising	76,286	56,771	34.4%	49,615	53.8%	265,667	256,862	3.4%
Advisory	129,378	166,935	(22.5%)	97,272	33.0%	465,588	714,623	(34.8%)

Investment banking	205,664	223,706	(8.1%)	146,887	40.0%	731,255	971,485	(24.7%)
Asset management	330,536	289,462	14.2%	333,127	(0.8%)	1,299,496	1,262,919	2.9%
Other income	9,726	11,857	(18.0%)	436	nm	8,763	19,680	(55.5%)

Operating revenues	873,917	819,751	6.6%	760,366	14.9%	3,203,551	3,493,706	(8.3%)
Interest revenue	516,213	416,731	23.9%	505,198	2.2%	1,955,745	1,099,115	77.9%

Total revenues	1,390,130	1,236,482	12.4%	1,265,564	9.8%	5,159,296	4,592,821	12.3%
Interest expense	243,711	114,839	112.2%	220,536	10.5%	810,338	201,331	302.5%

Net revenues	1,146,419	1,121,643	2.2%	1,045,028	9.7%	4,348,958	4,391,490	(1.0%)

Non-interest expenses:
Compensation and benefits	665,234	633,392	5.0%	606,116	9.8%	2,522,431	2,547,118	(1.0%)
Occupancy and equipment rental	88,127	80,555	9.4%	84,342	4.5%	339,087	312,590	8.5%
Communication and office supplies	47,328	45,203	4.7%	46,215	2.4%	184,642	175,066	5.5%
Commissions and floor brokerage	15,379	13,183	16.7%	14,413	6.7%	58,344	57,752	1.0%
Provision for credit losses	2,263	6,028	(62.5%)	9,992	(77.4%)	24,999	33,506	(25.4%)
Other operating expenses	105,172	86,088	22.2%	160,750	(34.6%)	449,541	313,243	43.5%

Total non-interest expenses	923,503	864,449	6.8%	921,828	0.2%	3,579,044	3,439,275	4.1%
Income before income taxes	222,916	257,194	(13.3%)	123,200	80.9%	769,914	952,215	(19.1%)
Provision for income taxes	47,009	62,999	(25.4%)	46,466	1.2%	201,109	239,863	(16.2%)

Net income	175,907	194,195	(9.4%)	76,734	129.2%	568,805	712,352	(20.2%)
Preferred dividends	9,320	9,320	0.0%	9,321	(0.0%)	37,281	37,281	0.0%

Net income available to common shareholders	$166,587	$184,875	(9.9%)	$67,413	147.1%	$531,524	$675,071	(21.3%)

Earnings per common share:
Basic	$1.60	$1.71	(6.4%)	$0.64	150.0%	$4.98	$6.20	(19.7%)
Diluted	$1.50	$1.58	(5.1%)	$0.60	150.0%	$4.68	$5.74	(18.5%)
Weighted average number of common shares outstanding:
Basic	103,934	108,344	(4.1%)	106,068	(2.0%)	106,661	108,848	(2.0%)
Diluted	111,330	117,223	(5.0%)	113,195	(1.6%)	113,453	117,540	(3.5%)
Cash dividends declared per common share	$0.36	$0.30	20.0%	$0.36	0.0%	$1.44	$1.20	20.0%

Stifel Financial Corp. Quarterly Financial Supplement | Fourth Quarter and Full Year 2023 Earnings Release	Page 4 of 18

Consolidated Financial Summary

	Three Months Ended					Year Ended
(Unaudited, 000s)	12/31/2023	12/31/2022	% Change	9/30/2023	% Change	12/31/2023	12/31/2022	% Change
Net revenues:
Global Wealth Management	$766,028	$744,341	2.9%	$768,558	(0.3%)	$3,049,962	$2,825,866	7.9%
Institutional Group	359,292	353,882	1.5%	256,888	39.9%	1,226,317	1,536,017	(20.2%)
Other	21,059	23,424	(10.1%)	19,605	7.4%	72,665	29,556	145.9%

Total net revenues	$1,146,379	$1,121,647	2.2%	$1,045,051	9.7%	$4,348,944	$4,391,439	(1.0%)
Operating expenses:
Global Wealth Management	$464,668	$427,270	8.8%	$470,109	(1.2%)	$1,834,140	$1,758,295	4.3%
Institutional Group	351,521	309,370	13.6%	284,692	23.5%	1,224,217	1,281,885	(4.5%)
Other	124,195	151,310	(17.9%)	180,821	(31.3%)	583,895	466,143	25.3%

Total operating expenses	$940,384	$887,950	5.9%	$935,622	0.5%	$3,642,252	$3,506,323	3.9%
Operating contribution:
Global Wealth Management	$301,360	$317,071	(5.0%)	$298,449	1.0%	$1,215,822	$1,067,571	13.9%
Institutional Group	7,771	44,512	(82.5%)	(27,804)	(127.9%)	2,100	254,132	(99.2%)
Other	(103,136)	(127,886)	(19.4%)	(161,216)	(36.0%)	(511,230)	(436,587)	17.1%

Income before income taxes	$205,995	$233,697	(11.9%)	$109,429	88.2%	$706,692	$885,116	(20.2%)
Financial ratios:
Compensation and benefits	58.8%	57.8%	100	58.7%	10	58.7%	58.9%	(20)
Non-compensation operating expenses	23.2%	21.4%	180	30.8%	(760)	25.1%	20.9%	420
Income before income taxes	18.0%	20.8%	(280)	10.5%	750	16.2%	20.2%	(400)
Effective tax rate	21.1%	24.4%	(330)	37.7%	(1,660)	26.1%	25.2%	90

Stifel Financial Corp. Quarterly Financial Supplement | Fourth Quarter and Full Year 2023 Earnings Release	Page 5 of 18

Consolidated Financial Information and Metrics

	As of and for the Three Months Ended
(Unaudited, 000s, except per share data)	12/31/2023	12/31/2022	% Change	9/30/2023	% Change
Financial Information:
Total assets	$37,727,460	$37,196,124	1.4%	$37,877,577	(0.4%)
Total shareholders’ equity	$5,294,431	$5,328,471	(0.6%)	$5,242,594	1.0%
Total common equity	$4,609,431	$4,643,471	(0.7%)	$4,557,594	1.1%
Goodwill and intangible assets	$(1,521,522)	$(1,457,137)	4.4%	$(1,526,572)	(0.3%)
DTL on goodwill and intangible assets	$72,927	$61,225	19.1%	$69,187	5.4%

Tangible common equity	$3,160,836	$3,247,559	(2.7%)	$3,100,209	2.0%
Preferred equity	$685,000	$685,000	0.0%	$685,000	0.0%
Financial Metrics:
Book value per common share (2)	$45.61	$44.08	3.5%	$44.20	3.2%
Tangible book value per common share (2)	$31.28	$30.83	1.5%	$30.06	4.1%
Return on common equity (3)	13.4%	14.5%		5.1%
Non-GAAP return on common equity (1)(3)	14.6%	16.0%		5.8%
Return on tangible common equity (4)	19.6%	20.7%		7.4%
Non-GAAP return on tangible common equity (1)(4)	21.3%	22.9%		8.5%
Pre-tax margin on net revenues	18.0%	20.8%		10.5%
Non-GAAP pre-tax margin on net revenues (1)	19.4%	22.9%		11.8%
Effective tax rate	21.1%	24.4%		37.7%
Non-GAAP effective tax rate (1)	21.1%	24.5%		37.7%

Stifel Financial Corp. Quarterly Financial Supplement | Fourth Quarter and Full Year 2023 Earnings Release	Page 6 of 18

Regulatory Capital

	As of and for the Three Months Ended
(Unaudited, 000s)	12/31/2023	12/31/2022	% Change	9/30/2023	% Change
SF Regulatory Capital (5):
Common equity tier 1 capital	$3,230,965	$3,363,138	(3.9%)	$3,228,952	0.1%
Tier 1 capital	$3,915,965	$4,048,138	(3.3%)	$3,913,952	0.1%
Risk-weighted assets	$22,737,914	$23,026,900	(1.3%)	$23,218,858	(2.1%)
Common equity tier 1 capital ratio	14.2%	14.6%		13.9%
Tier 1 risk based capital ratio	17.2%	17.6%		16.9%
Tier 1 leverage capital ratio	10.5%	11.1%		10.8%
Stifel Bank & Trust Regulatory Capital (5):
Common equity tier 1 capital	$1,344,589	$1,620,995	(17.1%)	$1,489,819	(9.7%)
Tier 1 capital	$1,344,589	$1,620,995	(17.1%)	$1,489,819	(9.7%)
Risk-weighted assets	$11,349,836	$14,680,996	(22.7%)	$13,782,746	(17.7%)
Common equity tier 1 capital ratio	11.8%	11.0%		10.8%
Tier 1 risk based capital ratio	11.8%	11.0%		10.8%
Tier 1 leverage capital ratio	7.3%	7.2%		7.7%
Stifel Bank Regulatory Capital (5):
Common equity tier 1 capital	$788,811	$468,437	68.4%	$690,456	14.2%
Tier 1 capital	$788,811	$468,437	68.4%	$690,456	14.2%
Risk-weighted assets	$6,622,892	$4,229,316	56.6%	$4,724,176	40.2%
Common equity tier 1 capital ratio	11.9%	11.1%		14.6%
Tier 1 risk based capital ratio	11.9%	11.1%		14.6%
Tier 1 leverage capital ratio	7.2%	7.1%		7.1%
Stifel Net Capital (5):
Net capital	$457,900	$538,600	(15.0%)	$395,400	15.8%
Excess net capital	$435,900	$516,300	(15.6%)	$373,800	16.6%

Stifel Financial Corp. Quarterly Financial Supplement | Fourth Quarter and Full Year 2023 Earnings Release	Page 7 of 18

Global Wealth Management - Summary Results of Operations

	Three Months Ended					Year Ended
(Unaudited, 000s)	12/31/2023	12/31/2022	% Change	9/30/2023	% Change	12/31/2023	12/31/2022	% Change
Revenues:
Commissions	$112,622	$112,644	(0.0%)	$112,300	0.3%	$444,949	$473,638	(6.1%)
Principal transactions	56,849	52,913	7.4%	53,247	6.8%	209,282	195,274	7.2%

Transactional revenues	169,471	165,557	2.4%	165,547	2.4%	654,231	668,912	(2.2%)
Asset management	330,498	289,445	14.2%	333,088	(0.8%)	1,299,361	1,262,841	2.9%
Net interest	257,920	284,998	(9.5%)	269,431	(4.3%)	1,086,628	879,780	23.5%
Investment banking (6)	4,562	4,814	(5.2%)	3,895	17.1%	16,680	19,515	(14.5%)
Other income	3,577	(473)	856.2%	(3,403)	205.1%	(6,938)	(5,182)	(33.9%)

Net revenues	766,028	744,341	2.9%	768,558	(0.3%)	3,049,962	2,825,866	7.9%
Non-interest expenses:
Compensation and benefits	359,376	328,099	9.5%	359,325	0.0%	1,415,210	1,368,576	3.4%
Non-compensation operating expenses	105,292	99,171	6.2%	110,784	(5.0%)	418,930	389,719	7.5%

Total non-interest expenses	464,668	427,270	8.8%	470,109	(1.2%)	1,834,140	1,758,295	4.3%

Income before income taxes	$301,360	$317,071	(5.0%)	$298,449	1.0%	$1,215,822	$1,067,571	13.9%

As a percentage of net revenues:
Compensation and benefits	46.9%	44.1%	280	46.8%	10	46.4%	48.4%	(200)
Non-compensation operating expenses	13.8%	13.3%	50	14.4%	(60)	13.7%	13.8%	(10)
Income before income taxes	39.3%	42.6%	(330)	38.8%	50	39.9%	37.8%	210

Stifel Financial Corp. Quarterly Financial Supplement | Fourth Quarter and Full Year 2023 Earnings Release	Page 8 of 18

Global Wealth Management - Statistical Information

	As of and for the Three Months Ended
(Unaudited, 000s, except financial advisors)	12/31/2023	12/31/2022	% Change	9/30/2023	% Change
Financial advisors (including independent contractors) (7)	2,386	2,344	1.8%	2,374	0.5%
Total client assets	$444,318,000	$389,818,000	14.0%	$412,458,000	7.7%
Fee-based client assets	$165,301,000	$144,952,000	14.0%	$150,982,000	9.5%
Transactional assets	$279,017,000	$244,866,000	13.9%	$261,476,000	6.7%
Secured client lending (8)	$3,064,000	$3,576,000	(14.3%)	$3,083,000	(0.6%)
Asset Management Revenue (000s):
Private Client Group (9)	$275,405	$240,446	14.5%	$279,807	(1.6%)
Asset Management	33,938	30,690	10.6%	33,211	2.2%
Third-party Bank Sweep Program	8,821	5,522	59.7%	7,023	25.6%
Other (10)	12,372	12,804	(3.4%)	13,086	(5.5%)

Total asset management revenues	$330,536	$289,462	14.2%	$333,127	(0.8%)
Fee-based Assets (millions):
Private Client Group (9)	$145,513	$126,043	15.4%	$132,712	9.6%
Asset Management	36,085	32,233	12.0%	33,519	7.7%
Elimination (11)	(16,297)	(13,324)	22.3%	(15,249)	6.9%

Total fee-based assets	$165,301	$144,952	14.0%	$150,982	9.5%
Third-party Bank Sweep Program	$2,044	$1,984	3.0%	$578	253.6%
ROA (bps) (12):
Private Client Group (9)	83.0	80.9		82.5
Asset Management	37.6	38.1		39.6
Third-party Bank Sweep Program	451.2	137.2		429.7
Stifel Bancorp Deposits (millions):
Sweep Deposits	$9,642	$16,628	(42.0%)	$11,142	(13.5%)
Smart Rate Deposits	14,465	8,710	66.1%	13,605	6.3%
Direct Wealth Management Deposits at Stifel Bancorp	402	43	nm	397	1.3%

Total Stifel Bancorp Wealth Management Deposits	24,509	25,381	(3.4%)	25,144	(2.5%)
Other Bank Deposits	2,826	1,736	62.8%	2,450	15.3%

Total Stifel Bancorp Deposits	$27,335	$27,117	0.8%	$27,594	(0.9%)

Short-term Treasuries (millions) (13)	$7,855	$4,431	77.3%	$7,586	3.5%
Wealth Management Cash (millions):
Stifel Bancorp Wealth Management Deposits	$24,509	$25,381	(3.4%)	$25,144	(2.5%)
Third-party Bank Sweep Program	2,044	1,984	3.0%	578	253.6%
Other Sweep Cash	324	187	73.3%	173	87.3%
Money Market Mutual Funds	9,374	6,529	43.6%	8,760	7.0%

Total Wealth Management Cash	$36,251	$34,081	6.4%	$34,655	4.6%

Stifel Financial Corp. Quarterly Financial Supplement | Fourth Quarter and Full Year 2023 Earnings Release	Page 9 of 18

Institutional Group - Summary Results of Operations

	Three Months Ended					Year Ended
(Unaudited, 000s)	12/31/2023	12/31/2022	% Change	9/30/2023	% Change	12/31/2023	12/31/2022	% Change
Revenues:
Commissions	$60,992	$56,301	8.3%	$52,775	15.6%	$228,648	$236,951	(3.5%)
Principal transactions	97,528	72,869	33.8%	61,594	58.3%	281,158	333,759	(15.8%)

Transactional revenues	158,520	129,170	22.7%	114,369	38.6%	509,806	570,710	(10.7%)
Capital raising	71,724	51,956	38.0%	45,719	56.9%	248,987	237,347	4.9%
Advisory	129,378	166,935	(22.5%)	97,272	33.0%	465,588	714,623	(34.8%)

Investment banking	201,102	218,891	(8.1%)	142,991	40.6%	714,575	951,970	(24.9%)
Other income (14)	(330)	5,821	(105.7%)	(472)	30.1%	1,936	13,337	(85.5%)

Net revenues	359,292	353,882	1.5%	256,888	39.9%	1,226,317	1,536,017	(20.2%)
Non-interest expenses:
Compensation and benefits	248,970	220,730	12.8%	192,638	29.2%	841,671	929,606	(9.5%)
Non-compensation operating expenses	102,551	88,640	15.7%	92,054	11.4%	382,546	352,279	8.6%

Total non-interest expenses	351,521	309,370	13.6%	284,692	23.5%	1,224,217	1,281,885	(4.5%)

Income/(loss) before income taxes	$7,771	$44,512	(82.5%)	$(27,804)	127.9%	$2,100	$254,132	(99.2%)

As a percentage of net revenues:
Compensation and benefits	69.3%	62.4%	690	75.0%	(570)	68.6%	60.5%	810
Non-compensation operating expenses	28.5%	25.0%	350	35.8%	(730)	31.2%	23.0%	820
Income before income taxes	2.2%	12.6%	(1,040)	(10.8%)	1,300	0.2%	16.5%	(1,630)

Stifel Financial Corp. Quarterly Financial Supplement | Fourth Quarter and Full Year 2023 Earnings Release	Page 10 of 18

Stifel Bancorp - Financial Information and Credit Metrics

(Unaudited, 000s)	12/31/2023	12/31/2022	% Change	9/30/2023	% Change
Stifel Bancorp Financial Information:
Total assets	$29,722,320	$29,318,421	1.4%	$29,872,977	(0.5%)
Total shareholder’s equity	$2,154,839	$2,071,882	4.0%	$2,162,000	(0.3%)
Total loans, net (includes loans held for sale)	$19,729,804	$20,622,004	(4.3%)	$20,435,170	(3.5%)
Residential real estate	8,047,647	7,371,671	9.2%	7,957,027	1.1%
Fund banking	3,633,126	4,182,641	(13.1%)	4,114,889	(11.7%)
Commercial and industrial	3,566,987	4,897,176	(27.2%)	4,367,671	(18.3%)
Securities-based loans	2,306,455	2,724,551	(15.3%)	2,317,631	(0.5%)
Construction and land	1,034,370	593,191	74.4%	851,709	21.4%
Commercial real estate	660,631	675,599	(2.2%)	670,907	(1.5%)
Other	192,251	157,729	21.9%	172,555	11.4%
Loans held for sale	423,999	156,912	170.2%	142,617	197.3%
Investment securities	$7,439,109	$7,624,448	(2.4%)	$7,411,040	0.4%
Available-for-sale securities, at fair value	1,551,686	1,636,041	(5.2%)	1,512,233	2.6%
Held-to-maturity securities, at amortized cost	5,887,423	5,988,407	(1.7%)	5,898,807	(0.2%)
Unrealized gains/(losses) on available-for-sale securities	(175,943)	(227,178)	(22.6%)	(250,506)	(29.8%)
Total deposits	$27,334,579	$27,117,111	0.8%	$27,594,358	(0.9%)
Demand deposits (interest-bearing)	27,111,072	26,805,073	1.1%	27,335,890	(0.8%)
Demand deposits (non-interest-bearing)	223,505	305,138	(26.8%)	258,466	(13.5%)
Certificates of deposit	2	6,900	nm	2	0.0%

Credit Metrics:
Allowance for credit losses	$161,605	$147,853	9.3%	$169,822	(4.8%)
Allowance as a percentage of retained loans	0.83%	0.72%		0.83%
Net charge-offs as a percentage of average loans	0.04%	0.00%		0.00%
Total nonperforming assets	$45,456	$10,374	338.2%	$50,719	(10.4%)
Nonperforming assets as a percentage of total assets	0.15%	0.04%		0.17%

Stifel Financial Corp. Quarterly Financial Supplement | Fourth Quarter and Full Year 2023 Earnings Release	Page 11 of 18

Stifel Bancorp - Loan and Investment Portfolio

(Unaudited, millions)	12/31/2023	% of Total Portfolio
Loan Portfolio			Commercial Portfolio by Major Sector
Residential real estate	$8,048	31%	Industrials	$881	25%
Securities-based loans	2,306	9%	Financials	831	23%
Home equity lines of credit and other	192	1%	Information technology	510	14%

Total consumer	10,546	41%	Consumer discretionary	375	11%

Fund banking	3,633	14%	REITs	218	6%
Commercial and industrial	3,567	14%	Materials	196	5%
Construction and land	1,034	4%	Healthcare	195	5%
Commercial real estate	661	3%	Hotel, leisure, restaurants	120	3%

Total commercial	8,895	35%	Communication services	119	3%

Total loan portfolio	19,441	76%	Consumer staples	85	2%

Unfunded commitments	6,299	24%

Total	$25,740	100%

			CLO by Major Sector
			High tech industries	$591	10%
Investment Portfolio			Healthcare & pharmaceuticals	585	10%
CLO	$5,854	77%	Services: business	522	9%
Agency MBS	858	11%	Banking, finance, insurance, & real estate	518	9%
Corporate bonds	615	8%	Media: broadcasting & subscription	253	4%
SBA	123	2%	Construction & building	248	4%
Student loan ARS	92	1%	Chemicals, plastics, & rubber	244	4%
CMBS	70	1%	Services: consumer	244	4%
Other	3	0%	Telecommunications	234	4%

Total Portfolio	$7,615	100%	Hotel, gaming, & leisure	228	4%

Stifel Financial Corp. Quarterly Financial Supplement | Fourth Quarter and Full Year 2023 Earnings Release	Page 12 of 18

Loans and Lending Commitments - Allowance for Credit Losses

	December 31, 2023
(Unaudited, 000s)	Loans and Lending Commitments	ACL	ACL %	Q4 Provision
Residential real estate	$8,047,647	$13,855	0.17%	$(752)
Fund banking	3,633,126	10,173	0.28%	(1,345)
Commercial and industrial	3,566,987	67,077	1.88%	598
Securities-based loans	2,306,455	3,035	0.13%	17
Construction and land	1,034,370	11,817	1.14%	317
Commercial real estate	660,631	21,386	3.24%	1,521
Other	192,251	949	0.49%	320

Loans held for investment, gross	19,441,467	128,292	0.66%	676
Loans held for sale	423,999

Total loans, gross	19,865,466
Lending-related commitments (unfunded)	6,298,530	33,313	0.53%	(713)

Loans and lending-related commitments	$26,163,996	$161,605		$(37)

Stifel Financial Corp. Quarterly Financial Supplement | Fourth Quarter and Full Year 2023 Earnings Release	Page 13 of 18

Consolidated Net Interest Income

	Three Months Ended
	December 31, 2023			December 31, 2022			September 30, 2023
(Unaudited, millions)	Average balance	Interest income/expense	Average interest rate	Average balance	Interest income/expense	Average interest rate	Average balance	Interest income/expense	Average interest rate
Interest-earning assets:
Cash and federal funds sold	$2,956.9	$40.1	5.42%	$1,641.8	$18.3	4.45%	$2,595.1	$35.6	5.48%
Financial instruments owned	962.2	4.0	1.65%	906.2	7.5	3.31%	875.6	4.4	2.01%
Margin balances	750.0	15.3	8.14%	985.2	15.6	6.33%	768.2	15.6	8.15%
Investments:
Asset-backed securities	6,079.2	112.4	7.39%	6,216.5	86.1	5.54%	6,130.3	111.0	7.25%
Mortgage-backed securities	935.5	5.3	2.27%	1,003.6	5.4	2.15%	957.3	5.3	2.22%
Corporate fixed income securities	617.1	4.3	2.78%	646.4	4.5	2.79%	619.5	4.3	2.77%
Other	4.7	—	2.55%	4.5	—	2.18%	4.8	0.1	2.55%

Total investments	7,636.5	122.0	6.39%	7,871.0	96.0	4.88%	7,711.9	120.7	6.26%
Loans:
Residential real estate	8,027.0	69.4	3.46%	7,240.6	55.7	3.08%	7,839.4	61.7	3.15%
Commercial and industrial	4,073.9	90.5	8.89%	4,997.7	84.4	6.75%	4,372.4	96.8	8.86%
Fund banking	4,076.5	80.9	7.94%	4,348.7	65.3	6.01%	4,155.7	83.0	7.99%
Securities-based loans	2,318.7	42.5	7.33%	2,735.5	40.0	5.85%	2,342.4	42.7	7.30%
Commercial real estate	659.3	12.3	7.49%	805.3	12.5	6.22%	668.0	13.4	8.00%
Construction and land	942.8	20.2	8.57%	583.7	9.9	6.77%	820.5	17.3	8.44%
Loans held for sale	254.0	4.7	7.40%	168.0	2.1	5.09%	202.2	2.6	5.06%
Other	186.9	3.7	7.90%	147.6	2.3	6.46%	162.2	3.2	7.86%

Total loans	20,539.1	324.2	6.31%	21,027.1	272.2	5.18%	20,562.8	320.7	6.24%
Other interest-bearing assets	812.3	10.6	5.26%	770.6	7.1	3.69%	730.9	8.2	4.49%

Total interest-bearing assets/ interest income	33,657.0	516.2	6.13%	33,201.9	416.7	5.02%	33,244.5	505.2	6.08%
Interest-bearing liabilities:
Senior notes	1,115.5	12.5	4.48%	1,114.4	10.5	3.77%	1,115.2	12.5	4.49%
Deposits	27,457.7	218.0	3.18%	27,267.0	98.7	1.45%	27,247.4	198.2	2.91%
Other interest-bearing liabilities	1,384.6	13.2	3.81%	1,303.0	5.6	1.72%	1,218.9	9.8	3.23%

Total interest-bearing liabilities/ interest expense	$29,957.8	243.7	3.25%	$29,684.4	114.8	1.55%	$29,581.5	220.5	2.98%

Net interest income/margin		$272.5	3.24%		$301.9	3.64%		$284.7	3.43%

Stifel Financial Corp. Quarterly Financial Supplement | Fourth Quarter and Full Year 2023 Earnings Release	Page 14 of 18

Stifel Bancorp Net Interest Income

	Three Months Ended
	December 31, 2023			December 31, 2022			September 30, 2023
(Unaudited, millions)	Average balance	Interest income/expense	Average interest rate	Average balance	Interest income/expense	Average interest rate	Average balance	Interest income/expense	Average interest rate
Interest-earning assets:
Cash and federal funds sold	$1,841.8	$26.4	5.73%	$889.4	$9.4	4.24%	$1,536.8	$21.9	5.70%
Investments	7,636.5	122.0	6.39%	7,871.0	96.0	4.88%	7,711.9	120.7	6.26%
Loans	20,539.1	324.2	6.31%	21,027.1	272.2	5.18%	20,562.8	320.7	6.24%
Other interest-bearing assets	64.7	0.7	4.55%	55.1	0.7	4.56%	64.9	0.7	4.08%

Total interest-bearing assets/ interest income	$30,082.1	$473.3	6.29%	$29,842.6	$378.3	5.07%	$29,876.4	$464.0	6.21%
Interest-bearing liabilities:
Deposits	$27,457.7	$218.0	3.18%	$27,267.0	$98.7	1.45%	$27,247.4	$198.2	2.91%
Other interest-bearing liabilities	73.2	1.4	7.70%	0.9	0.1	15.64%	0.9	0.2	80.57%

Total interest-bearing liabilities/ interest expense	$27,530.9	219.4	3.19%	$27,267.9	98.8	1.45%	$27,248.3	198.4	2.91%

Net interest income/margin		$253.9	3.38%		$279.5	3.75%		$265.6	3.56%

Stifel Financial Corp. Quarterly Financial Supplement | Fourth Quarter and Full Year 2023 Earnings Release	Page 15 of 18

GAAP to Core Reconciliation

	Three Months Ended					Year Ended
(Unaudited, 000s)	12/31/2023	12/31/2022	Change	9/30/2023	Change	12/31/2023	12/31/2022	Change
GAAP net revenues	$1,146,379	$1,121,647		$1,045,051		$4,348,944	$4,391,439
Non-GAAP adjustments	40	(4)		(23)		14	51

Non-GAAP net revenues	1,146,419	1,121,643		1,045,028		4,348,958	4,391,490

GAAP compensation and benefits expense	674,437	647,962		613,287		2,554,581	2,586,232
Merger-related (15)	(9,203)	(14,570)		(7,171)		(32,150)	(39,114)

Non-GAAP compensation and benefits expense	665,234	633,392		606,116		2,522,431	2,547,118

GAAP non-compensation operating expenses	265,947	239,988		322,335		1,087,671	920,091
Merger-related (15)	(7,678)	(8,931)		(6,623)		(31,058)	(27,934)

Non-GAAP non-compensation operating expenses	258,269	231,057		315,712		1,056,613	892,157

Total merger-related adjustments	(16,921)	(23,497)		(13,771)		(63,222)	(67,099)

GAAP provision for income taxes	43,511	57,076		41,268		184,156	222,961
Merger-related and other (15)	3,498	5,923		5,198		16,953	16,902

Non-GAAP provision for income taxes	47,009	62,999		46,466		201,109	239,863

Financial ratios:
Compensation and benefits	58.0%	56.5%	150	58.0%	—	58.0%	58.0%	—
Non-compensation operating expenses	22.6%	20.6%	200	30.2%	(760)	24.3%	20.3%	400
Income before income taxes	19.4%	22.9%	(350)	11.8%	760	17.7%	21.7%	(400)
Effective tax rate	21.1%	24.5%	(340)	37.7%	(1,660)	26.1%	25.2%	90

Stifel Financial Corp. Quarterly Financial Supplement | Fourth Quarter and Full Year 2023 Earnings Release	Page 16 of 18

Footnotes

(1)	Please refer to the GAAP to Core Reconciliation for a reconciliation of the Company’s GAAP results to these non-GAAP measures.
(2)

Book value per common share represents shareholders’ equity (excluding preferred stock) divided by period end common shares outstanding. Tangible book value per share represents tangible common shareholders’ equity (defined below) divided by period end common shares outstanding.

(3)

Return on average common equity (“ROCE”) is calculated by dividing annualized net income applicable to common shareholders by average common shareholders’ equity or, in the case of non-GAAP ROCE, calculated by dividing non-GAAP net income applicable to commons shareholders by average common shareholders’ equity.

(4)

Return on average tangible common equity (“ROTCE”) is calculated by dividing annualized net income applicable to common shareholders by average tangible common equity or, in the case of non-GAAP ROTCE, calculated by dividing non-GAAP net income applicable to common shareholders by average tangible common equity. Tangible common equity, also a non-GAAP financial measure, equals total common shareholders’ equity less goodwill and identifiable intangible assets and the deferred taxes on goodwill and intangible assets. Average deferred taxes on goodwill and intangible assets was $71.1 million, $60.4 million, and $67.4 million, as of December 31, 2023 and 2022, and September 30, 2023, respectively.

(5)	Regulatory capital amounts and ratios are estimates as of the date of the Company’s earnings release, January 24, 2024.
(6)	Includes capital raising and advisory revenues.
(7)	Includes independent contractors of 108, 102, and 108 as of December 31, 2023 and 2022, and September 30, 2023, respectively.
(8)	Includes client margin balances held by the Company’s broker-dealer subsidiaries and securities-based loans held at the Company’s bank subsidiaries.
(9)	Includes Private Client Group and Trust Business.
(10)	Includes fund networking fees, retirement fees, transaction/handling fees, and ACAT fees.
(11)	Asset management assets managed in Private Client Group or Trust accounts.
(12)

Return on assets (ROA) is calculated based on prior period-end balances for Private Client Group, period-end balances for Asset Management, and average daily balances for Individual Program Banks. Prior to Q4 2023, ROA for Individual Program Banks was calculated on average quarterly balances. Prior periods have not been restated to reflect the change as the differences are immaterial.

(13)	Represents client assets in Treasury Securities with maturities of 52 weeks or less.
(14)	Includes net interest, asset management, and other income.
(15)

Primarily related to charges attributable to integration-related activities, signing bonuses, amortization of restricted stock awards, debentures, and promissory notes issued as retention, additional earn-out expense, and amortization of intangible assets acquired. These costs were directly related to acquisitions of certain businesses and are not representative of the costs of running the Company’s on-going business.

Stifel Financial Corp. Quarterly Financial Supplement | Fourth Quarter and Full Year 2023 Earnings Release	Page 17 of 18

  Disclaimer and Legal Notice

Forward-Looking Statements

This presentation may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 that involve significant risks, assumptions, and uncertainties, including statements relating to the market opportunity and future business prospects of Stifel Financial Corp., as well as Stifel, Nicolaus & Company, Incorporated and its subsidiaries (collectively, “SF” or the “Company”). These statements can be identified by the use of the words “may,” “will,” “should,” “could,” “would,” “plan,” “potential,” “estimate,” “project,” “believe,” “intend,” “anticipate,” “expect,” and similar expressions.

All statements not dealing with historical results are forward-looking and are based on various assumptions. The forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those expressed in or implied by the statements. For information about the risks and important factors that could affect the Company’s future results, financial condition and liquidity, see “Risk Factors” in Part I of the Company’s Annual Report on Form 10-K for the year ended December 31, 2022. Forward-looking statements speak only as to the date they are made. The Company disclaims any intent or obligation to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements are made.

Use of Non-GAAP Financial Measures

The Company prepares its Consolidated Financial Statements using accounting principles generally accepted in the United States (U.S. GAAP). The Company may disclose certain “non-GAAP financial measures” in the course of its earnings releases, earnings conference calls, financial presentations and otherwise. The Securities and Exchange Commission defines a “non-GAAP financial measure” as a numerical measure of historical or future financial performance, financial position, or cash flows that is subject to adjustments that effectively exclude, or include, amounts from the most directly comparable measure calculated and presented in accordance with U.S. GAAP. Non-GAAP financial measures disclosed by the Company are provided as additional information to analysts, investors and other stakeholders in order to provide them with greater transparency about, or an alternative method for assessing the Company’s financial condition or operating results. These measures are not in accordance with, or a substitute for U.S. GAAP, and may be different from or inconsistent with non-GAAP financial measures used by other companies. Whenever the Company refers to a non-GAAP financial measure, it will also define it or present the most directly comparable financial measure calculated and presented in accordance with U.S. GAAP, along with a reconciliation of the differences between the non-GAAP financial measure it references and such comparable U.S. GAAP financial measure.

Legal Notice

This Financial Supplement contains financial, statistical, and business-related information, as well as business and segment trends. The information should be read in conjunction with the Company’s fourth quarter earnings release issued January 24, 2024.

Stifel Financial Corp. Quarterly Financial Supplement | Fourth Quarter and Full Year 2023 Earnings Release	Page 18 of 18